UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT PURSUANT
TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of report (Date of earliest event reported): August 30, 2023 (August 29, 2023)

Victoria's Secret & Co.
(Exact Name of Registrant as Specified in Its Charter)

Delaware
(State or Other Jurisdiction of Incorporation)

001-40515			86-3167653
(Commission File Number)			(IRS Employer Identification No.)

4 Limited Parkway East
Reynoldsburg,	OH		43068
(Address of Principal Executive Offices)			(Zip Code)
(614) 577-7000
(Registrant's Telephone Number, Including Area Code)

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $0.01 Par Value	VSCO	The New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.02. Results of Operations and Financial Condition.

The following information is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as shall be expressly set forth by specific reference in such a filing.
On August 30, 2023, Victoria's Secret & Co. (the “Company”) issued a press release setting forth its second quarter 2023 results and its third quarter 2023 and full year 2023 earnings guidance. A copy of the press release is attached hereto as Exhibit 99.1 and is hereby incorporated by reference.
Item 5.02. Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.
On August 29, 2023, the Board of Directors (the “Board”) of Victoria’s Secret & Co. increased the size of the Board from eight to nine directors and appointed Rod R. Little to fill the resulting vacancy, effective immediately, to hold office until his successor shall have been duly elected and qualified or until his earlier death, resignation or removal. The Board has determined that Mr. Little is independent based on the New York Stock Exchange listing standards. Mr. Little will also serve as a member of the Human Capital and Compensation Committee.
Mr. Little’s compensation will be consistent with that provided to all non-employee directors in accordance with the Company’s compensation plan for non-employee directors described in the Company’s Annual Proxy Statement filed with the Securities and Exchange Commission on April 14, 2023.
The Company’s Nominating and Corporate Governance Committee had recommended and nominated Mr. Little as a director candidate. There is no arrangement or understanding pursuant to which Mr. Little was appointed to the Board, and Mr. Little has no direct or indirect material interest in any transaction or proposed transaction required to be disclosed pursuant to Item 404(a) of Regulation S-K.
Mr. Little will also enter into the Company’s standard form of indemnification agreement, the form of which was filed as Exhibit 10.1 to the Company’s Current Report on Form 8-K filed on August 10, 2021.
Item 7.01. Regulation FD Disclosure.
The information set forth in Item 2.02 of this Current Report on Form 8-K is hereby incorporated by reference. A copy of the press release announcing Mr. Little’s appointment to the Board is furnished hereto as Exhibit 99.2 and is hereby incorporated by reference.
Item 9.01. Financial Statements and Exhibits.
Exhibit 99.1    Press Release of Victoria’s Secret & Co., dated August 30, 2023.
Exhibit 99.2    Press Release of Victoria’s Secret & Co. for Board Appointment, dated August 29, 2023.
Exhibit 104    Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

VICTORIA'S SECRET & CO.

Date:	August 30, 2023	By:	/s/ Timothy Johnson
Timothy Johnson
Chief Financial and Administrative Officer